                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - SEPTEMBER 1, 1998
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795



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                                   FORM 8-K/A

                               HS RESOURCES, INC.

                                September 1, 1998



         This Report amends the Company's current report dated September 1, 1998, filed September 3, 1998, by adding pro forma financial information as set forth in Item 7 below. This Report concerns the consummation of the sale by the Company of its wholly-owned subsidiary, HSRTW, Inc., to Universal Resources Corporation, a subsidiary of Questar Corp. (the "Mid-Continent Divestiture").


ITEM 7(A).     PRO FORMA FINANCIAL INFORMATION.



                     INDEX TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


                                                                                              Page
                                                                                              ----
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998..........................   4

Pro Forma Condensed Consolidated Statement of Operations for the Six Months
      Ended June 30, 1998...................................................................   5

Notes to Pro Forma Condensed Consolidated Financial Statements .............................   6

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
      December 31, 1997.....................................................................   8

Notes to Pro Forma Condensed Consolidated Financial Statements .............................   9





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



        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1998 Pro formas

       The following unaudited pro forma condensed consolidated balance sheet as of June 30, 1998, and unaudited pro forma condensed consolidated statement of operations for the six months then ended adjust the historical financial information of the Company to reflect the Mid-Continent Divestiture. The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statement of operations were prepared as if the Mid-Continent Divestiture was consummated on June 30, 1998 and January 1, 1998, respectively. The pro forma adjustments are based on estimates and assumptions explained in further detail in the accompanying notes.


1997 Pro formas

       The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 adjusts the historical financial information of the Company to reflect the acquisition of D-J Basin assets from Amoco Production Company on December 15, 1997 (the "Amoco Acquisition") and the Mid-Continent Divestiture as if both transactions were consummated on January 1, 1997. The pro forma adjustments are based on estimates and assumptions explained in further detail in the accompanying notes.

       The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the related historical financial statements and notes thereto. The pro forma information presented is not necessarily indicative of the financial position or results that would have actually occurred had the Amoco Acquisition and Mid-Continent Divestiture been consummated on the dates indicated or which may occur in the future.







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
                               HS RESOURCES, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998
                                 (IN THOUSANDS)


                                                                           (Historical)           Pro Forma
                                                                               HSR               Adjustments         Pro Forma
                                                                           ------------          -----------         ---------
ASSETS

CURRENT ASSETS                                                             $    60,925            $  (9,794)A        $  51,131
                                                                            ----------            ---------          ---------

OIL AND GAS PROPERTIES, at cost, using the full cost method:
  Undeveloped acreage                                                          207,409              (16,710)A          190,699
  Costs subject to depreciation, depletion and amortization                    943,256             (131,059)A          812,197
     Less -- accumulated depreciation, depletion and
     amortization                                                             (216,742)                 ---           (216,742)
                                                                            ----------            ---------          ---------

     Net oil and gas properties                                                933,923             (147,769)           786,154
                                                                            ----------            ---------          ---------

   Gas gathering and other, net                                                 21,473               (2,015)A           19,458
                                                                            ----------            ---------          ---------

TOTAL ASSETS                                                                $1,016,321            $(159,578)         $ 856,743
                                                                            ==========            =========          =========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                                                         $   75,661            $   2,331 A/G      $  77,992
                                                                            ----------            ---------          ---------

ACCRUED AD VALOREM TAXES                                                        11,608                  ---             11,608
                                                                            ----------            ---------          ---------

DEFERRED REVENUE                                                                 7,367                  ---              7,367
                                                                            ----------            ---------          ---------

LONG-TERM BANK DEBT, net of current portion                                    433,000             (150,909)A          282,091
                                                                            ----------            ---------          ---------

9 7/8% SENIOR SUBORDINATED NOTES, net of
  unamortized discount                                                          74,683                  ---             74,683
                                                                            ----------            ---------          ---------

9 1/4% SENIOR SUBORDINATED NOTES, net of
  unamortized discount                                                         149,349                  ---            149,349
                                                                            ----------            ---------          ---------

DEFERRED INCOME TAXES                                                           70,136              (11,000)G           59,136
                                                                            ----------            ---------          ---------

STOCKHOLDERS' EQUITY                                                           194,517                  ---            194,517
                                                                            ----------            ---------          ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $1,016,321            $(159,578)         $ 856,743
                                                                            ==========            =========          =========






        The accompanying notes are an integral part of these statements.


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



                               HS RESOURCES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                        (Historical)            Pro Forma
                                                            HSR                Adjustments              Pro Forma
                                                     ------------------     ------------------      ------------------
REVENUES:
  Oil and gas sales                                $            83,712   $           (13,499) B  $             70,213
  Trading and transportation                                    27,466                   ---                   27,466
  Other gas revenues                                             4,145                   (46) C                 4,099
  Interest and other income                                        643                  (183) C                   460
                                                     ------------------     ------------------      ------------------
        Total revenues                                         115,966               (13,728)                 102,238
                                                     ------------------     ------------------      ------------------

EXPENSES:
   Production taxes                                              5,757                  (925) B                 4,832
   Lease operating                                              15,314                (2,952) B                12,362
   Cost of trading and transportation                           26,360                   ---                   26,360
   Depreciation, depletion and amortization                     36,535                (6,998) D                29,537
   Impairment of oil and gas properties                         59,000                   ---                   59,000
   General and administrative                                    3,683                  (968) E                 2,715
   Interest                                                     20,837                (6,024) F                14,813
                                                     ------------------     ------------------      ------------------
        Total expenses                                         167,486               (17,867)                 149,619
                                                     ------------------     ------------------      ------------------

INCOME (LOSS) BEFORE INCOME TAXES                             (51,520)                  4,139                (47,381)

PROVISION (BENEFIT) FOR INCOME TAXES                          (19,629)                  1,577 G              (18,052)
                                                     ------------------     ------------------      ------------------

NET INCOME (LOSS)                                  $          (31,891)   $              2,562    $           (29,329)
                                                     ==================     ==================      ==================

EARNINGS (LOSS) PER SHARE
   Common and common equivalent shares             $            (1.72)                           $             (1.58)
                                                     ==================                             ==================
   Common and common equivalent shares -- assuming
        dilution                                   $            (1.71)                           $             (1.57)
                                                     ==================                             ==================

WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING:
   Common and common equivalent shares                          18,531                                         18,531
                                                     ==================                             ==================
   Common and common equivalent shares -- assuming
        dilution                                                18,649                                         18,649
                                                     ==================                             ==================



        The accompanying notes are an integral part of these statements.


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



                               HS RESOURCES, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

(A) Record sales proceeds of the Mid-Continent Divestiture as follows:


                                                                                                  Total
                                                                                                Pro Forma
                                                                                               Adjustments
                                                                                            ------------------
                                                                                              (In Thousands)
Sales proceeds
    Sale price                                                                           $          (157,540)
    Working capital at 3/31/98                                                                          2,540
    Negative working capital at 6/30/98                                                                   981
    Transaction costs                                                                                   3,110
                                                                                            ------------------
        Total pro forma adjustment                                                       $          (150,909)
                                                                                            ==================

Allocation of Sales Proceeds
    Current assets                                                                       $            (9,794)
    Oil and gas properties -- undeveloped properties                                                 (16,710)
    Oil and gas properties -- developed properties                                                  (131,059)
    Other assets                                                                                      (2,015)
    Current liabilities                                                                                 8,669
                                                                                            ------------------
       Total pro forma adjustment                                                        $          (150,909)
                                                                                            ==================

Repayment of debt                                                                        $          (150,909)
                                                                                            ==================





(B) Record elimination of oil and gas revenues, production taxes and lease operating expenses attributable to the Mid-Continent Divestiture for the six months ended June 30, 1998.

(C) Record elimination of other gas revenues and other income attributable to the Mid-Continent Divestiture for the six months ended June 30, 1998.

(D) Record elimination of DD&A expense on the divested assets. Pro forma DD&A expense on proved oil and gas properties is computed by combining the Company's net unamortized costs of proved properties less the net proceeds from the Mid-Continent Divestiture attributable to proved properties using the units-of-production amortization method based on estimates of total proved reserves. The DD&A rate per Boe is $5.53.



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



(E) Record elimination of Mid-Continent general and administrative expenses for the six months ended June 30, 1998.

(F) Reduce interest expense due to assumed debt repayment using the Company's average borrowing rate for the six months ended June 30, 1998 of 7.67%. The interest adjustment was calculated on debt reduction of $150.9 million. Additionally, year-to-date capitalized interest on Mid-Continent undeveloped acreage costs was eliminated.

(G) Record the tax effect of the Mid-Continent Divestiture assuming a combined federal and state effective tax rate of 38.1%. Approximately $11.0 million of combined federal and state taxes were reclassified from deferred to current liabilities.


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



                               HS RESOURCES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                         (Historical)            Pro Forma
                                                             HSR                Adjustments               Pro Forma
                                                       ----------------       -----------------        ---------------
REVENUES:
  Oil and gas sales                                  $         137,251     $        (3,116) A       $         134,135
  Trading and transportation                                    90,062                 ---                     90,062
  Other gas revenues                                             4,449                2,624 B                   7,073
  Interest and other income                                      1,943                (460) B                   1,483
                                                       ----------------       --------------           ---------------
        Total revenues                                         233,705                (952)                   232,753
                                                       ----------------       --------------           ---------------

EXPENSES:
   Production taxes                                              9,703                (177) A                   9,526
   Lease operating                                              24,848              (3,185) A                  21,663
   Cost of trading and transportation                           88,402                 ---                     88,402
   Depreciation, depletion and amortization                     53,241                6,426 C                  59,667
   General and administrative                                    7,987                1,358 D                   9,345
   Interest                                                     31,204                1,982 E                  33,186
                                                       ----------------       --------------           ---------------
        Total expenses                                         215,385                6,404                   221,789
                                                       ----------------       --------------           ---------------

INCOME (LOSS) BEFORE INCOME TAXES                               18,320              (7,356)                    10,964

PROVISION (BENEFIT) FOR INCOME TAXES                             6,980              (2,803) F                   4,177
                                                       ----------------       --------------           ---------------

NET INCOME (LOSS)                                    $          11,340     $        (4,553)         $           6,787
                                                       ================       ==============           ===============

EARNINGS (LOSS) PER SHARE
   Common and common equivalent shares               $            0.66                              $            0.37
                                                       ================                                ===============
   Common and common equivalent shares -- assuming
        dilution                                     $            0.64                              $            0.36
                                                       ================                                ===============

WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING:
   Common and common equivalent shares                          17,119                1,147 G                  18,266
                                                       ================       ==============           ===============
   Common and common equivalent shares -- assuming
        dilution                                                17,593                1,147 G                  18,740
                                                       ================       ==============           ===============



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



                               HS RESOURCES, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS



(A) Record net impact of additional oil and gas revenues, production taxes and lease operating expenses attributable to the Amoco Acquisition for the period January 1, 1997 through December 15, 1997 and the elimination of oil and gas revenues, production taxes and lease operating expenses attributable to the Mid-Continent Divestiture for the twelve months ended December 31, 1997.

(B) Record net impact of additional income from the monetization of Section 29 tax credits generated from the assets acquired from the Amoco Acquisition and the elimination of other income attributable to the Mid-Continent Divestiture for the twelve months ended December 31, 1997.

(C) Record net impact of additional DD&A expense for the Amoco Acquisition and the elimination of DD&A expense for the Mid-Continent Divestiture. Pro forma DD&A expense on proved oil and gas properties is computed by combining the Company's net unamortized costs of proved properties plus the net increase to oil and gas properties as a result of the Amoco Acquisition and the Mid-Continent Divestiture and using the units-of-production amortization method based on estimates of total proved reserves. The DD&A rate per Boe is $6.10.

(D) Record net impact of additional general and administrative expense for the Amoco Acquisition and the elimination of general and administrative expense for the Mid-Continent Divestiture for the twelve months ended December 31, 1997.

(E) Record net increase in interest expense on a net increase in debt of $141.5 million. Additional debt necessary to fund the Amoco Acquisition amounted to $292.4 million. Debt repayment from the net proceeds of the Mid-Continent Divestiture will be approximately $150.9 million. The Company's average borrowing rate during 1997 was 7.21%. Additionally, capitalized interest was increased for the net change in undeveloped acreage costs attributable to the Amoco Acquisition and Mid-Continent Divestiture.

(F) Record the tax effect of the Amoco Acquisition and Mid-Continent Divestiture assuming a combined federal and state effective tax rate of 38.1%.

(G) Record additional weighted average shares that would have been outstanding if the Amoco Acquisition had occurred on January 1, 1997.


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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HS RESOURCES, INC.





                                          By: /s/ James M. Piccone
                                              ---------------------------------
                                              James M. Piccone
                                              Vice President







Dated:  September 1, 1998.





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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------------------------------------------------------------------------
99.1                       Press Release, dated September 1, 1998, incorporated
                           by reference to the Company's Report on Form 8-K dated September 1, 1998, and filed September 3, 1998.





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